UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                             October 16, 2001
                             ----------------
                              Date of Report
                    (Date of earliest event reported)


                            BIRCH FINANCIAL, INC.
                            ---------------------
           (Exact name of registrant as specified in its charter)



    Nevada                       333-49736                      91-2077659
    ------                       ---------                      ----------
(State or other           (Commission File Number)            (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)


                             15722 Kadota Street
                          Sylmar, California 91342
                          ------------------------
                   (Address of Principal Executive Offices)

                               (800) 959-3701
                               --------------
                       (Registrant's Telephone Number)


                                    N/A
                                    ---
        (Former Name or Former Address if changed Since Last Report)

Item 1.   Changes in Control of Registrant.
          ---------------------------------

          None; not applicable.

Item 2.   Acquisition or Disposition of Assets.
          -------------------------------------

          None; not applicable.

Item 3.   Bankruptcy or Receivership.
          ---------------------------

          None; not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.
          ----------------------------------------------

          This amended 8-K is for the sole purpose of filing the attached letter of Jimmy Loh, C.P.A., the Company's previous independent accountants.

Item 5.   Other Events and Regulation FD Disclosure.
          ------------------------------------------

          None; not applicable.

Item 6.   Resignations of Directors and Executive Officers.
          -------------------------------------------------

          None; not applicable.

Item 7.   Financial Statements and Exhibits.
          ----------------------------------

          (a) Financial Statements of Businesses Acquired.

          None; not applicable.

          (b) Pro Forma Financial Information.

          None; not applicable.

          (c) Exhibits.


Description of Exhibit                      Exhibit Number
----------------------                      --------------

Letter on change in certifying accountant            16

Item 8.   Change in Fiscal Year.
          ----------------------

          None; not applicable.

Item 9.   Regulation FD Disclosure.
          -------------------------

          None; not applicable.

                           SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   BIRCH FINANCIAL, INC.


Dated: 10/22/01                                    /s/ Efraim Donitz
       -----------------                           ------------------
                                                   Efraim Donitz
                                                   President, CEO, Treasurer
                                                   and Director